Events (Unaudited) Subsequent to the Date of the Independent Auditor’s Report	12 Months Ended
Dec. 31, 2022
Events Unaudited Subsequent To The Date Of The Independent Auditors Report Abstract
Events (Unaudited) Subsequent to the Date of the Independent Auditor’s Report

30    Events (Unaudited) Subsequent to the Date of the Independent Auditor’s Report

Pursuant to the Agreement and Plan of Merger with KludeIn (the “Business Combination”), on March 23, 2023, the Company became a publicly listed company under the name of Near Intelligence, Inc. On March 24, 2023, following the consummation of the Business Combination, Near Intelligence, Inc.’s common stock and the Public Warrants began trading on Nasdaq under the symbols “NIR” and “NIRWW,” respectively. As a result of the Business Combination, Near Intelligence, Inc. received approximately $2.0 million from the KludeIn trust account and incurred approximately $25.4 million of related legal, financial advisory and other professional fees.

On March 31, 2023, Near Intelligence, Inc. entered into a Securities Purchase Agreement with certain investors in connection with the issuance and sale of (i) Convertible Debentures in an aggregate principal amount of $6.0 million and (ii) warrants to purchase an aggregate of 149,234 Warrant Shares of Common Stock.

In April 2023, Near Intelligence, Inc. entered into an Amendment Deed relating to the Global Deed of Discharge and Release, whereby such outstanding amounts were reduced to approximately $2.6 million, in the aggregate. Near Intelligence, Inc. paid the outstanding amounts to Harbert and Deutsche Bank on April 21, 2023 in full settlement of its obligations.

In April 2023 and May 2023, the Company was not in compliance with the minimum liquidity covenants under its Blue Torch financing agreement. Blue Torch has not granted a waiver for the covenant breaches. As a result, the breaches constitute events of default under the financing agreement. Although Blue Torch has not delivered any formal notice of default or event of default, Blue Torch may, among other rights and remedies under the financing agreement, declare all or any portion of the outstanding loans under the financing agreement to be accelerated and due and payable. In addition, the breaches of the minimum liquidity covenants constitute Specified Events of Default, resulting in a 2.00% increase in the interest rate per annum until the date the events of default are cured or waived in writing and a $5.0 million deferred consent fee related to the March 23, 2023 amendment to the Blue Torch financing agreement, which deferred consent fee will be added to the outstanding principal amount of the loans under the Financing Agreement. In the event Blue Torch delivers a formal notice of default or event of default, which would also result in a cross-default under the Convertible Debentures, the Company has determined that, in such scenario, there would be substantial doubt about its ability to continue as a going concern.